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                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that the Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   January 7, 2000

                         CITICORP VENTURE CAPITAL, LTD.

                         By:      /s/ Joseph M. Silvestri
                                  ----------------------------------------------
                                  Name:    Joseph M. Silvestri
                                  Title:   Vice President

                         CITIBANK, N.A.

                         By:      /s/ Kenneth Cohen
                                  ----------------------------------------------
                                  Name:    Kenneth Cohen
                                  Title:   Assistant Secretary

                         CITICORP

                         By:      /s/ Kenneth Cohen
                                  ----------------------------------------------
                                  Name:    Kenneth Cohen
                                  Title:   Assistant Secretary

                         CITIGROUP HOLDINGS COMPANY

                         By:      /s/ Kenneth Cohen
                                  ----------------------------------------------
                                  Name:    Kenneth Cohen
                                  Title:   Assistant Secretary

                         CITIGROUP, INC.

                         By:      /s/ Joan Caridi
                                  ----------------------------------------------
                                  Name:    Joan Caridi
                                  Title:   Assistant Secretary